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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2005

                             Euronet Worldwide, Inc.
             (Exact name of registrant as specified in its charter)

                           Delaware 0-22167 74-2806888
          (State or other jurisdiction of (Commission (I.R.S. Employer incorporation) File Number) Identification No.)

                             4601 College Boulevard
                              Leawood, Kansas 66211
                (Address of principal executive office)(Zip Code)

                                 (913) 327-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01   Other Events

     On September 28, 2005, the Company issued a press release announcing the pricing of its offering of $155 million aggregate principal amount of convertible debentures due 2025, reflecting an increase in the aggregate offering size by $30 million. The debentures are being sold to qualified institutional buyers pursuant to Rule 144A under the Securities Exchange Act of 1933. In addition, the Company granted the initial purchaser an option to purchase up to an additional $20 million aggregate principal amount of the debentures. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

Number      Description

99.1        Press Release, dated September 28, 2005



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EURONET WORLDWIDE, INC.


                                                By:  /s/ Rick L. Weller
                                                ------------------------------
                                                    Rick L. Weller
                                                    Chief Financial Officer

Date:  September 28, 2005